Property and Equipment, Net	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
5. Property and Equipment, Net
Property and equipment, net consist of the following (in thousands):

	December 31,
	2023	2022
Laboratory equipment	$—	$2,257
Furniture and office equipment	—	520
Computer equipment	—	73
Software	—	121
Leasehold improvements	—	4,393

Property and equipment, gross	—	7,364
Less: Accumulated depreciation and amortization	—	(4,144)

Property and equipment, net	$—	$3,220

Depreciation and amortization expense for the years ended December 31, 2023, 2022, and 2021 was $0.7 million, $1.4 million, and $1.4 million, respectively. All of the Company’s long-lived assets were located in the United States.
Sale of Assets
On April 12, 2023, based on the review of the inconclusive interim results from the Company’s Phase 1/2 clinical trial of pegtarviliase for the treatment of classical homocystinuria and other business considerations, the Company announced that it had initiated a process to explore strategic alternatives to maximize stockholder value and engaged an independent exclusive financial advisor to support this process. As a result, the Company implemented a restructuring plan resulting in an approximate 83% reduction of the Company’s existing headcount by June 30, 2023.
During the second quarter of 2023, the Company sold various lab equipment, consumables, and furniture and fixtures for total consideration of $0.5 million. After recording the disposal of all the Company’s property and equipment net of proceeds, the Company recorded a $0.7 million and $0.2 million loss on disposal of long lived assets which is included in Research and development and General and administrative expenses, respectively.